Exhibit 32.1
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Certification  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

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In  connection  with the Annual  Report of Vision  Global  Solutions,  Inc. (the
"Company") on Form 10-KSB for the year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean-Paul Ouellette, Chief Executive Officer o and President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2006

                                    /s/ Jean-Paul Ouellette
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                                    Jean-Paul Ouellette, Chief Executive Officer